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  							  File Number:333-114423
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

								April 5, 2013

                         PIONEER SHORT TERM INCOME FUND

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 31, 2012

CLASS A SHARES

Effective April 18, 2013, the following replaces the corresponding information in the section "Sales charges - Class A share sales charges".

No sales charge is payable at the time of purchase on investments of $500,000 or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 0.50%, which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

0.50%     Up to $50 million

0.25%     Over $50 million

CLASS C SHARES

Effective July 1, 2013:

No commission will be paid at the time of sale. Following the purchase of Class C shares, broker-dealers associated with an account will immediately become eligible for annual distribution/service fees of up to 0.50% of the net asset value of shares invested. Broker-dealers may from time to time be required to meet certain other criteria in order to receive service fees.

                                                                   26532-00-0413
                                        (C) 2013 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                    Member SIPC.